UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BlackRock Value Opportunities Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of

BlackRock Value Opportunities Fund, Inc.

September 12, 2017

Dear Shareholder:

I am writing to personally ask for your vote, as a record date shareholder of BlackRock Value Opportunities Fund, Inc. (the “Fund”). The reconvened Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on September 28, 2017 at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 at 3:30 p.m. (Eastern Time). The purpose of the Meeting is to approve several proposals applicable to the Fund.

By voting your shares promptly, you will help reduce the Fund’s proxy costs and will eliminate your receipt of additional follow-up phone calls and additional mailings urging you to cast your vote. Voting is quick and easy.

As you may recall from previous mailings, the Fund’s Board of Directors (the “Board”) recommends APPROVAL of each proposal for your Fund. The Board continues to believe that the proposals for the Fund will offer a number of benefits to the Fund and ultimately to you, as a shareholder of the Fund.

Among other things, the proposals are intended to:

•	Provide greater flexibility for the Fund to take advantage of and respond to market developments and trends by amending the Fund’s investment objective and amending or eliminating certain of the Fund’s fundamental investment restrictions.

Please take a minute to cast your vote. The Fund’s Board of Directors recommends you vote “FOR” each proposal.

Whether or not you plan to attend the Meeting in person, your vote is needed. The Fund cannot make the Board’s recommended changes unless we have sufficient participation from shareholders, such as yourself, in the voting process.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed voting instruction form or vote by telephone or Internet following the directions thereon.

If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, toll free at 1-855-973-0098.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Fund

EXUN_VO_BFS

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of

BlackRock Value Opportunities Fund, Inc.

September 12, 2017

Dear Shareholder:

I am writing to personally ask for your vote, as a record date shareholder of BlackRock Value Opportunities Fund, Inc. (the “Fund”). The reconvened Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on September 28, 2017 at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 at 3:30 p.m. (Eastern Time). The purpose of the Meeting is to approve several proposals applicable to the Fund.

By voting your shares promptly, you will help reduce the Fund’s proxy costs and will eliminate your receipt of additional follow-up phone calls and additional mailings urging you to cast your vote. Voting is quick and easy.

As you may recall from previous mailings, the Fund’s Board of Directors (the “Board”) recommends APPROVAL of each proposal for your Fund. The Board continues to believe that the proposals for the Fund will offer a number of benefits to the Fund and ultimately to you, as a shareholder of the Fund.

Among other things, the proposals are intended to:

•	Provide greater flexibility for the Fund to take advantage of and respond to market developments and trends by amending the Fund’s investment objective and amending or eliminating certain of the Fund’s fundamental investment restrictions.

Please take a minute to cast your vote. The Fund’s Board of Directors recommends you vote “FOR” each proposal.

Whether or not you plan to attend the Meeting in person, your vote is needed. The Fund cannot make the Board’s recommended changes unless we have sufficient participation from shareholders, such as yourself, in the voting process.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or voting instruction form or vote by telephone or Internet following the directions thereon.

If you have any questions about the proposals or the voting instructions, please call Computershare Fund Services, the Fund’s proxy solicitor toll free at 1-866-704-4427.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Fund

EXUN_VO_CFS

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of

BlackRock Value Opportunities Fund, Inc.

September 12, 2017

Dear Shareholder:

I am writing to personally ask for your vote, as a record date shareholder of BlackRock Value Opportunities Fund, Inc. (the “Fund”). The reconvened Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on September 28, 2017 at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 at 3:30 p.m. (Eastern Time). The purpose of the Meeting is to approve several proposals applicable to the Fund.

By voting your shares promptly, you will help reduce the Fund’s proxy costs and will eliminate your receipt of additional follow-up phone calls and additional mailings urging you to cast your vote. Voting is quick and easy.

The Fund’s Board of Directors (the “Board”) recommends APPROVAL of each proposal for your Fund. The Board believes that the proposals for the Fund will offer a number of benefits to the Fund and ultimately to you, as a shareholder of the Fund.

Among other things, the proposals are intended to:

•	Provide greater flexibility for the Fund to take advantage of and respond to market developments and trends by amending the Fund’s investment objective and amending or eliminating certain of the Fund’s fundamental investment restrictions.

Please take a minute to cast your vote. The Fund’s Board of Directors recommends you vote “FOR” each proposal.

Whether or not you plan to attend the Meeting in person, your vote is needed. The Fund cannot make the Board’s recommended changes unless we have sufficient participation from shareholders, such as yourself, in the voting process.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed voting instruction form or vote by telephone or Internet following the directions thereon.

If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, toll free at 1-855-973-0098.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Fund

NEW_VO_BFS

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of

BlackRock Value Opportunities Fund, Inc.

September 12, 2017

Dear Shareholder:

I am writing to personally ask for your vote, as a record date shareholder of BlackRock Value Opportunities Fund, Inc. (the “Fund”). The reconvened Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on September 28, 2017 at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455 at 3:30 p.m. (Eastern Time). The purpose of the Meeting is to approve several proposals applicable to the Fund.

By voting your shares promptly, you will help reduce the Fund’s proxy costs and will eliminate your receipt of additional follow-up phone calls and additional mailings urging you to cast your vote. Voting is quick and easy.

The Fund’s Board of Directors (the “Board”) recommends APPROVAL of each proposal for your Fund. The Board believes that the proposals for the Fund will offer a number of benefits to the Fund and ultimately to you, as a shareholder of the Fund.

Among other things, the proposals are intended to:

•	Provide greater flexibility for the Fund to take advantage of and respond to market developments and trends by amending the Fund’s investment objective and amending or eliminating certain of the Fund’s fundamental investment restrictions.

Please take a minute to cast your vote. The Fund’s Board of Directors recommends you vote “FOR” each proposal.

Whether or not you plan to attend the Meeting in person, your vote is needed. The Fund cannot make the Board’s recommended changes unless we have sufficient participation from shareholders, such as yourself, in the voting process.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or voting instruction form or vote by telephone or Internet following the directions thereon.

If you have any questions about the proposals or the voting instructions, please call Computershare Fund Services, the Fund’s proxy solicitor toll free at 1-866-704-4427.

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Fund

NEW_VO_CFS

55 E. 52nd Street New York, NY 10055 Tel 212.810.5300 www.blackrock.com

A Message from the President

of

BlackRock Value Opportunities Fund, Inc.

September 12, 2017

Dear Shareholder:

Enclosed are materials notifying you that the Special Meeting (the “Meeting”) of the shareholders of BlackRock Value Opportunities Fund, Inc. (the “Fund”) held on August 24, 2017 has been reconvened to a new date of September 28, 2017, to allow for additional shareholder participation required to achieve the Meeting’s objectives.

Our records indicate you previously voted your shares. Thank you!

•	IF YOU DO NOT WISH TO CHANGE YOUR VOTE – NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, the voting instructions you previously submitted will remain in effect for shares you held on the new record date.

•	IF YOU WISH TO CHANGE YOUR VOTE, please promptly complete, sign, date and return the enclosed proxy card or voting instruction form following the directions thereon.

We greatly appreciate your time and your investment in the BlackRock mutual funds!

Sincerely,

John M. Perlowski

President and Chief Executive Officer of the Fund

EXVT_VO